Exhibit 99.1


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                        SELIGMAN NEW TECHNOLOGIES FUND II

                                Quarterly Booklet

                                  DECEMBER 2006

This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund II, Inc. (the "Fund"). Prospectuses contain more complete information, including expenses, fees, and additional risks. The Fund is closed to new investment. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and should not be so construed. For the most recent available performance of the Fund, please go to www.seligman.com, contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end.

The Fund is a closed-end fund and shareholders are not able to redeem their shares on a daily basis. For more information about the limited liquidity available, please consult the offering prospectus.

Please keep in mind there is no guarantee as to the accuracy of market forecasts contained herein. Opinions, estimates and forecasts may be changed without notice. Past performance is not a guarantee of future results.

SELIGMAN NEW TECHNOLOGIES FUND II
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I. PORTFOLIO MANAGER COMMENTARY

II. TOP PRIVATE HOLDINGS PROFILES

III. PERFORMANCE AND PORTFOLIO ANALYSIS


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

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                                PORTFOLIO MANAGER

                                   COMMENTARY

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

SELIGMAN NEW TECHNOLOGIES FUND II
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Manager Commentary (as of 12/31/06)
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Public Technology Market Review

Technology stocks results improved into year-end, with fourth quarter returns generally making up the largest part of year-long gains. As of December 31, 2006, the NASDAQ Composite was up 7.17% for three months and 10.40% for the year, while the Goldman Sachs Technology Index (GSTI) was up 7.10% for three months and 8.93% for the year.

Tech performed well top to bottom. Leading industries for the fourth quarter within the GSTI Information Technology category were Computers and Peripherals, IT Services, and Internet Software and Services. Due to its large index weighting, Software was also a top contributor to fourth quarter return. Only two sectors detracted - Telecommunications Services and Office Electronics - but their marginal losses and light index weighting negated any effect on total index return.

Underlying industry fundamentals remained strong, and consolidation activity continued to buoy overall tech returns. Though some areas became rich as the market rallied over the second half, valuations on the whole remained reasonable.

Venture Capital Pricing Policy

J. & W. Seligman & Co. Incorporated (the "Manager") will change the fair value of a security in the portfolio based on an analysis of the information available to it. In particular, in determining fair value, the Manager places great emphasis on the financial and business condition of the venture capital companies relative to their respective business plans. In addition to changes resulting from analysis of the venture capital company's success in meeting its model, the Manager will review the fair value of a security when the Manager becomes aware of new information (whether internal or external to the venture capital company) affecting the venture capital company's ability to generate shareholder value.


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

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                                   TOP PRIVATE

                                HOLDINGS PROFILES

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

SELIGMAN NEW TECHNOLOGIES FUND II
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Top Private Holdings (as of 12/31/06)
--------------------------------------------------------------------------------

                                       -----------------------------------------
                                       Headquarters: Herndon, VA
Cybertrust, Inc.                       Founded: 2004
-------------------------------------- www.cybertrust.com
                                       Industry/Sector: Digital Enabling
                                                        Technologies
                                       -----------------------------------------

Company Description:

      Cybertrust is a provider of information security technologies and services to Global 2000 companies and governments. Cybertrust is a large privately held security firm in the digital enabling technologies market, and has been delivering information security to its customers, partners, and the information security industry for the past 15 years. Cybertrust provides customers with intelligence, technology, and expertise to track threats, find security gaps, improve protection and enhance procedures.

                                       -----------------------------------------
                                       Headquarters: Newton Center, MA
GrandBanks Capital                     Founded: 2000
-------------------------------------- www.grandbankscapital.com
                                       Industry/Sector: Fund of Funds
                                       -----------------------------------------

Company Description:

      GrandBanks Capital (GBC) was co-founded and sponsored by SOFTBANK Corp. and Mobius Venture Capital (formerly SOFTBANK Venture Capital) to support their early-stage investment activities on the east coast of the United States. With headquarters outside Boston and an office in New York City, GBC possesses extensive experience in information technology, Internet and communications, media and financial services, and semiconductor technologies, having funded and managed many companies.

      GrandBanks Capital invests in early stage companies located primarily in the eastern part of the United States and operating principally in the areas of Internet infrastructure, software and software services, security and storage applications, media technologies and services, financial technologies and services, and wireless technologies and services.

                                       -----------------------------------------
Asia Internet Capital Ventures L.P.    Headquarters: Hong Kong, China
-------------------------------------- Founded: 1999
                                       Industry/Sector: Fund of Funds
                                       -----------------------------------------

Company Description:

      Asia Internet Capital Ventures L.P. ("AICV") is a venture capital fund organized under Delaware law. It was established in September 1999 and is focused on eLogistics, Multimedia, Technology and financial services in Asia. Professionals at the company believe that the future of the Greater China Region (China, Taiwan and Hong Kong) will be positive, especially taking into account the long-term growth opportunities associated with China's entry into the WTO.

                                       -----------------------------------------
                                       Headquarters: Longmont, CO
Cornice, Inc.                          Founded: 2000
-------------------------------------- www.corniceco.com
                                       Industry/Sector: Other
                                       -----------------------------------------

Company Description:

      Cornice, Inc. is the leading innovator in compact, low-cost, high-capacity storage that enables a new generation of pocketable consumer electronic devices for the world's foremost brand-name manufacturers. The Cornice Storage Element (SE) is durable, integrated personal storage that brings new levels of affordability and content capacity to these devices. The Cornice SE is built into a wide variety of consumer products, including mobile phones, MP3 players, personal video recorders, GPS devices and portable storage products.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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

SELIGMAN NEW TECHNOLOGIES FUND II

                                       -----------------------------------------
                                       Headquarters: Los Angeles, CA
Adexa, Inc.                            Founded: 1994
-------------------------------------- www.adexa.com
                                       Industry/Sector: Enterprise Business
                                                        Infrastructure
                                       -----------------------------------------

Company Description:

      Adexa provides enterprise business planning and performance management solutions that link strategic planning, financial planning and supply chain planning.

      Adexa has at its core comprehensive planning, modeling and collaboration technologies, designed to bridge the gap between enterprise stakeholders, geographic locations, customers and supply chains. Adexa assists with the identification of strategic objectives, plans the supply chain to meet them, executes against the plan, then monitors and measures progress using hundreds of key performance indicators.

                                       -----------------------------------------
                                       Headquarters: San Jose, CA
Calient Networks                       Founded: 1999
-------------------------------------- www.calient.net
                                       Industry/Sector: Broadband and Fiber
                                                        Optics
                                       -----------------------------------------

Company Description:

      Calient Networks manufactures the DiamondWave(R) family of Fiber Optic Cross-Connection Systems (FOCS) for telecommunications service providers worldwide. Calient's design and manufacturing breakthroughs have reduced the cost of FOCS solutions by two orders of magnitude since customer shipments began in 2002, allowing service providers to master the deluge of new fiber deployments in a cost-effective, scalable, and reliable manner. Calient's customers include Tier I-III telephone common carriers seeking to streamline their fiber plant operations and FTTx network operators seeking a competitive operations advantage.

                                       -----------------------------------------
                                       Headquarters: London, United Kingdom
Tower Gate LLC                         Founded: 2000
-------------------------------------- www.tower-gate.com
                                       Industry/Sector: Fund of Funds
                                       -----------------------------------------

Company Description:

      Tower Gate LLC is an independent, specialist investment bank that provides advisory, private equity and investment services to a growing client base of institutions, corporations, entrepreneurs and high net worth individuals.

      The Tower Gate team combines a variety of backgrounds with first hand entrepreneurial experience.

      Although the Company is active across many sectors and disciplines, its core strengths lie in:

      o Corporate Finance - advice on private placings, institutional fund raising, mergers, acquisitions, divestitures, management buy outs
            (MBOs), management buy ins (MBIs), and turnarounds.

      o Private Equity - providing advice to both institutions and individuals investing in the venture capital asset class both in the primary and secondary markets.

      o Investment - investing funds into high risk opportunities that offer potential for significant returns such as company creations and distressed company situations.

      o Fund Management - managing portfolios on behalf of institutions and individuals. Tower Gate also owns far blue, a company that specializes in intellectual property exploitation and early stage advisory services and investment.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

                                  ----------------------------------------------
                                  Headquarters: Fort Lauderdale, FL
GMP Companies, Inc.               Founded: 1999
--------------------------------- www.gmpcompanies.com
                                  Industry/Sector: Other -- Medical Technologies
                                  ----------------------------------------------

Company Description:

      GMP's historical mission was to develop and commercialize novel pharmaceutical, medical device, and diagnostic technologies. Today, LifeSync(R) Corporation, formerly known as GMP Wireless Medicine, is the sole commercial business of GMP Companies, Inc.

      LifeSync Corporation is a medical device company committed to the development of innovative products that improve clinical outcomes for patients through the use of LifeSync(R) products and technologies. Their business is devoted primarily to the continued development, marketing, and sale of the LifeSync(R) Wireless ECG System, the first wireless electrocardiogram data communication system appropriate for use in hospital and outpatient settings. LifeSync Corporation was formed in 2000 as GMP Wireless Medicine, Inc., a wholly-owned subsidiary of GMP Companies, Inc.

      The LifeSync(R) System is designed for use in all hospital and outpatient settings where cardiac ECG and respiration monitoring are required. The LifeSync(R) System quite simply untethers patients from lead wires that traditionally connect them to bedside monitors. As a data communications system, the LifeSync(R) System uses medical-grade Bluetooth(R) technology and is compatible with most existing patient monitors. Finally, a clinically viable solution is available for health care facilities seeking a cost-effective, wireless solution for monitoring patients.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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


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                                 PERFORMANCE AND

                               PORTFOLIO ANALYSIS

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

SELIGMAN NEW TECHNOLOGIES FUND II
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Performance & Portfolio Analysis (12/31/06)
--------------------------------------------------------------------------------

---------------------------------
Seligman New Technologies Fund II   Inception Date: 06/22/2000
--------------------------------------------------------------------------------

Performance data quoted herein represents past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end. Returns for the Fund assume the reinvestment of all dividends and distributions. Returns are calculated based on the net asset value. The fund performance figures for inception to date and average annual return since inception include a 3% maximum sales charge. The one-year, five-year and year to date figures do not. Since the funds are not open for new investments, applying sales charges to the recent performance numbers distorts the actual performance of the funds. An investment in the Fund involves investment risks, including the possible loss of principal.


-----------------
Portfolio Returns                                                               Goldman
-----------------                                                 Fund           Sachs
                                                               Performance     Tech Index
-----------------------------------------------------------------------------------------
Cumulative Total Return Since Inception                           (73.8%)        (56.3%)
-----------------------------------------------------------------------------------------
Average Annual Return Since Inception                             (18.5%)        (11.9%)
-----------------------------------------------------------------------------------------
Five-Year Annual Average Return                                    (9.0%)          1.1%
-----------------------------------------------------------------------------------------
One Year Total Return                                              12.1%           9.0%
-----------------------------------------------------------------------------------------
YTD Total Return                                                   12.1%           9.0%
-----------------------------------------------------------------------------------------


--------------------------
Sector Analysis (% of NAV)
--------------------------
                                                   Public         Private           Total
-----------------------------------------------------------------------------------------
Broadband and Fiber Optics                           0.0%            0.1%            0.1%
-----------------------------------------------------------------------------------------
Digital Enabling Technologies                        1.1%            8.4%            9.5%
-----------------------------------------------------------------------------------------
Enterprise Business Infrastructure                  14.9%            0.5%           15.4%
-----------------------------------------------------------------------------------------
Internet Business-to-Consumer                        0.8%            0.0%            0.8%
-----------------------------------------------------------------------------------------
Wireless                                             0.0%            0.0%            0.0%
-----------------------------------------------------------------------------------------
Other                                               66.8%            7.4%           74.2%
-----------------------------------------------------------------------------------------
Total                                               83.6%           16.4%          100.0%
-----------------------------------------------------------------------------------------


Top Holdings
--------------------------------------------------------------------------------

                                                                          -------------------------------
-------------------                 --------------------                  Venture Capital Advance/Decline
Top Public Holdings                 Top Private Holdings                  Information(1)
-------------------                 --------------------                  -------------------------------
(Represents 38.6% of Net Assets)    (Represents 16.4% of Net Assets)
--------------------------------    --------------------------------
McAfee                              Cybertrust                            Since 9/30/06                    # of Cos
--------------------------------    --------------------------------      -----------------------------------------
Synopsys                            GrandBanks Capital                    Advancing Issues                        3
--------------------------------    --------------------------------
Symantec                            Asia Internet Capital Ventures        Declining Issues                        9
--------------------------------    --------------------------------      -----------------------------------------
Verisign                            Cornice                               Active Investments(2)                  13
--------------------------------    --------------------------------      -----------------------------------------
Digital River                       Adexa
--------------------------------    --------------------------------
QUALCOMM                            Calient Networks
--------------------------------    --------------------------------
Seagate Technology                  Tower Gate LLC
--------------------------------    --------------------------------
KLA-Tencor                          GMP Companies
--------------------------------    --------------------------------
Cymer
--------------------------------
EMC
--------------------------------

----------------------------------------
Venture Capital Private Funding Analysis
----------------------------------------
                                                           Percent of Net Assets
--------------------------------------------------------------------------------
Private Securities                                                 16.4%
    Private Securities Funded to Break-Even(3)                     14.9%
    Private Securities Subject to Financing Risk(4)                 1.5%
--------------------------------------------------------------------------------
Average Months Remaining Cash for Operations
(for Private Securities Subject to Financing Risk)                  8.3
--------------------------------------------------------------------------------

--------------------------------
Venture Capital Liquidity Events
--------------------------------

Completed IPOs Since Inception     4
------------------------------------
Companies Acquired by
Third Party Since Inception       19
------------------------------------
Companies Currently in
SEC Registration                   0
------------------------------------
Total Private Investments
Since Inception                   45
------------------------------------
Failed Investments(5)             11
------------------------------------

See footnotes on page 11. This page and the information contained herein cannot be reviewed, discussed or shown unless accompanied by the footnotes contained on page 11 of this Quarterly Booklet.


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

SELIGMAN NEW TECHNOLOGIES FUND II
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Footnotes
--------------------------------------------------------------------------------

Seligman New Technologies Fund II, Inc. (the "Fund") is a closed-end fund and shareholders are not able to redeem their shares on a daily basis.

The Portfolio holdings are subject to change.

The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, such stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's prospectus for more information about risk.

Investors cannot invest directly in unmanaged indices, such as the Goldman Sachs Technology Index. Returns for the Goldman Sachs Technology Index assume the reinvestment of any distributions and do not include sales charges. The Goldman Sachs Technology Index reflects the performance of publicly traded companies only.

(1) An advancing issue is a company whose valuation has increased since the last reporting period for reasons including, but not limited to, new rounds of financing, revised financial projections, exchange rate fluctuations and exceeding performance expectations. Similarly, a declining issue is one whose valuation has decreased since the last reporting period.

(2) Includes companies that are funded to break-even (see footnote 4), not funded to break-even (see footnote 5), failed investments that have not declared bankruptcy (see footnote 6), fund of fund investments, and public holdings originated from private investments.

(3) Seligman evaluates each private company in the portfolio and determines whether, in its view, a company may reach break-even/profitability with existing capital. If a company is classified as "Funded to Break-Even" it means that it is able, in the opinion of Seligman, to fund its operations without additional outside financing. That determination may differ significantly from the view of the company itself and from actual results. There can be no assurances that such companies will actually break-even or remain or become profitable.

(4) Those companies that, in the opinion of the Seligman, do not currently have sufficient capital to reach break-even. (see note 3).

(5) Includes those companies that have filed for bankruptcy and those companies that Seligman believes will imminently file for bankruptcy or have reduced their operations to the extent that there can be no meaningful business going forward.


                                          Distributed by Seligman Advisors, Inc.

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